ING Mutual Funds

ING Diversified International Fund (“Fund”)

Supplement dated November 6, 2009

to the Fund’s Class A, Class B and Class C Prospectus,

Class I and Class W Prospectus, Class O Prospectus and Class R Prospectus

(each a “Prospectus” and collectively “Prospectuses”)

each dated February 27, 2009.

Effective immediately, the second paragraph in the section entitled “ING Diversified International Fund — Principal Investment Strategies,” found on page 2 of the Fund’s Class A, Class B and Class C Prospectus, Class I and Class W Prospectus and Class R Prospectus and found on page 5 of the Fund’s Class O Prospectus is hereby deleted in its entirety and replaced with the following:

International Core	35%
International Growth	17.5%
International Value	17.5%
International SmallCap	10%
Emerging Markets	15%
International Real Estate	5%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE